                                                                      EXHIBIT 23

                      As a certified Public Accountant, I hereby consent to the inclusion of my report dated November 1, 2000, in the Form 10-QSB filed by Combined Professional Services, Inc., including all references to my reports to the extent they are concurrent therewith and contained in the Form 10- QSB.





                                          Kurt D. Saliger, C.P.A.
                                          -----------------------

      Dated: November 13, 2000